EXHIBIT (g)(4)

AMENDMENT TO

AMENDED AND RESTATED SERVICES AGREEMENT

This Amendment to the Amended and Restated Services Agreement (the “Amendment”) is made as of September 1, 2013, by and between each entity or series thereof (each referred to herein as the “Fund’) listed on Appendix A hereto and State Street Bank and Trust Company, a Massachusetts trust company (the “Bank”).

WHEREAS, Fund and the Bank entered into an Amended and Restated Services Agreement dated as of September 1, 2010 (as amended, supplemented, restated or otherwise modified, the “Agreement”); and

WHEREAS, Fund and the Bank desire to amend a provision of the Agreement, as more particularly set forth below.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

1.

Amendment to Agreement.  (a) Section 7(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a)

The term of this Agreement shall continue through August 31, 2016, provided that either party hereto may terminate this Agreement prior to its expiration in the event the other party violates any material provision of this Agreement, provided that the violating party does not cure such violation within sixty (60) days of receipt of written notice from the non-violating party of such violation and provided further that if it is determined by the non-breaching party that such violation may not be reasonably cured, then such party may terminate this Agreement upon notice in writing to the breaching party that the non-breaching party does not believe that such violation may be cured; and”

(b)  Appendix A to the Agreement is hereby deleted in its entirety and replaced by Appendix A to this Amendment.

2.

Miscellaneous.

(a)

Except as expressly amended by this Amendment, all provisions of the Agreement shall remain in full force and effect.  Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement.

(b)

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized representative(s) as of the date first written above.

EACH FUND LISTED ON APPENDIX A TO THIS AMENDMENT

By:

/s/ James Kirchner

Name:

James Kirchner

Title:

Treasurer

STATE STREET BANK AND TRUST COMPANY

By:

/s/ Michael F. Rogers

Name:

Michael F. Rogers

Title:

Executive Vice President

Amendment to Amended and Restated Services Agreement

Appendix A

EATON VANCE GROWTH TRUST
Eaton Vance Asian Small Companies Fund
Eaton Vance Atlanta Capital Focused Growth Fund*
Eaton Vance Atlanta Capital Select Equity Fund
Eaton Vance Atlanta Capital SMID-Cap Fund
Eaton Vance Focused Growth Opportunities Fund
Eaton Vance Focused Value Opportunities Fund
Eaton Vance Global Natural Resources Fund
Eaton Vance Greater China Growth Fund*
Eaton Vance Hexavest Emerging Markets Equity Fund
Eaton Vance Hexavest Global Equity Fund
Eaton Vance Hexavest International Equity Fund
Eaton Vance Hexavest U.S. Equity Fund
Eaton Vance Multi-Cap Growth Fund*
Eaton Vance Richard Bernstein All Asset Strategy Fund
Eaton Vance Richard Bernstein Equity Strategy Fund
Eaton Vance Worldwide Health Sciences Fund
Parametric Balanced Risk Fund

EATON VANCE INVESTMENT TRUST
Eaton Vance Floating-Rate Municipal Income Fund
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund
Eaton Vance National Limited Maturity Municipal Income Fund
Eaton Vance New York Limited Maturity Municipal Income Fund
Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

EATON VANCE MUNICIPALS TRUST
Eaton Vance Alabama Municipal Income Fund
Eaton Vance Arizona Municipal Income Fund
Eaton Vance Arkansas Municipal Income Fund
Eaton Vance California Municipal Income Fund
Eaton Vance Connecticut Municipal Income Fund
Eaton Vance Georgia Municipal Income Fund
Eaton Vance Kentucky Municipal Income Fund
Eaton Vance Maryland Municipal Income Fund
Eaton Vance Massachusetts Municipal Income Fund
Eaton Vance Minnesota Municipal Income Fund
Eaton Vance Missouri Municipal Income Fund
Eaton Vance Municipal Opportunities Fund
Eaton Vance National Municipal Income Fund
Eaton Vance New Jersey Municipal Income Fund
Eaton Vance New York Municipal Income Fund
Eaton Vance North Carolina Municipal Income Fund
Eaton Vance Ohio Municipal Income Fund
Eaton Vance Oregon Municipal Income Fund
Eaton Vance Pennsylvania Municipal Income Fund
Eaton Vance South Carolina Municipal Income Fund
Eaton Vance Tennessee Municipal Income Fund
Eaton Vance Virginia Municipal Income Fund

EATON VANCE MUNICIPALS TRUST II
Eaton Vance High Yield Municipal Income Fund
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

EATON VANCE MUTUAL FUNDS TRUST
Eaton Vance AMT-Free Municipal Income Fund
Eaton Vance Atlanta Capital Horizon Growth Fund
Eaton Vance Build America Bond Fund
Eaton Vance Currency Income Advantage Fund
Eaton Vance Diversified Currency Income Fund
Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Floating-Rate Fund
Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Global Dividend Income Fund
Eaton Vance Global Macro Absolute Return Fund
Eaton Vance Global Macro Absolute Return Advantage Fund
Eaton Vance Government Obligations Fund
Eaton Vance High Income Opportunities Fund
Eaton Vance Large-Cap Core Research Fund
Eaton Vance Low Duration Government Income Fund
Eaton Vance Multi-Strategy Absolute Return Fund
Eaton Vance Multi-Strategy All Market Fund
Eaton Vance Strategic Income Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Tax-Managed Global Dividend Income Fund
Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Tax-Managed Value Fund
Eaton Vance U.S. Government Money Market Fund
Parametric Commodity Strategy Fund)
Parametric Currency Fund
Parametric Emerging Markets Fund
Parametric Emerging Markets Core Fund (to be effective 9-20-13)

EATON VANCE MUTUAL FUNDS TRUST (continued)
Parametric Global Small-Cap Fund
Parametric International Equity Fund
Parametric Market Neutral Fund
Parametric Tax-Managed International Equity Fund

EATON VANCE SERIES FUND, INC.
Eaton Vance Institutional Emerging Markets Local Debt Fund

EATON VANCE SERIES TRUST
Eaton Vance Tax-Managed Growth Fund 1.0

EATON VANCE SERIES TRUST II
Eaton Vance Income Fund of Boston
Parametric Tax-Managed Emerging Markets Fund

EATON VANCE SPECIAL INVESTMENT TRUST
Eaton Vance Balanced Fund
Eaton Vance Bond Fund
Eaton Vance Commodity Strategy Fund
Eaton Vance Dividend Builder Fund
Eaton Vance Greater India Fund
Eaton Vance Investment Grade Income Fund
Eaton Vance Large-Cap Growth Fund
Eaton Vance Large-Cap Value Fund
Eaton Vance Real Estate Fund
Eaton Vance Risk-Managed Equity Option Fund
Eaton Vance Short Term Real Return Fund
Eaton Vance Small-Cap Fund
Eaton Vance Small-Cap Value Fund
Eaton Vance Special Equities Fund
Parametric Absolute Return Fund

EATON VANCE VARIABLE TRUST
Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Large-Cap Value Fund

CLOSED END FUNDS
Eaton Vance California Municipal Bond Fund
Eaton Vance California Municipal Bond Fund II
Eaton Vance California Municipal Income Trust
Eaton Vance Diversified Emerging Markets Local Income Fund, Inc. (filed with the SEC but not effective)
Eaton Vance Enhanced Equity Income Fund
Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Floating-Rate Income Plus Fund
Eaton Vance Floating-Rate Income Trust
Eaton Vance Limited Duration Income Fund
Eaton Vance Massachusetts Municipal Bond Fund
Eaton Vance Massachusetts Municipal Income Trust
Eaton Vance Michigan Municipal Bond Fund
Eaton Vance Michigan Municipal Income Trust
Eaton Vance Multi-Sector Income Trust (filed with SEC but not effective)
Eaton Vance Municipal Bond Fund
Eaton Vance Municipal Bond Fund II
Eaton Vance Municipal Income Term Trust
Eaton Vance Municipal Income Trust
Eaton Vance National Municipal Opportunities Trust
Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance New Jersey Municipal Income Trust
Eaton Vance New York Municipal Bond Fund
Eaton Vance New York Municipal Bond Fund II
Eaton Vance New York Municipal Income Trust
Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Ohio Municipal Income Trust
Eaton Vance Pennsylvania Municipal Bond Fund
Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Preferred Dividend Income Trust (filed with the SEC but not effective)
Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Risk-Managed Equity Income Opportunities Fund (not currently offered)
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Income Trust
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
eUNITsTM 2 Year International Equity Market Participation Trust: Upside to Cap / Buffered Downside (not currently offered)
eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside
eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside
eUnitsTM 2 Year U.S. Market Participation Trust III: Upside to Cap / Buffered Downside (not currently offered)

eUnitsTM 2 Year U.S. Market Participation Trust IV: Upside to Cap / Buffered Downside (not currently offered, either waiting SEC review or filing with the SEC)
eUnitsTM 2 Year U.S. Market Participation Trust V: Upside to Cap / Buffered Downside (not currently offered, either waiting SEC review or filing with the SEC)
eUnitsTM 2 Year U.S. Market Participation Trust VI: Upside to Cap / Buffered Downside (not currently offered, either waiting SEC review or filing with the SEC)

PORTFOLIOS
Asian Small Companies Portfolio
Bond Portfolio
Boston Income Portfolio
CMBS Portfolio
Currency Income Advantage Portfolio
Dividend Builder Portfolio
Emerging Markets Local Income Portfolio
Floating Rate Portfolio
Focused Growth Portfolio (termination date of 7/20/2012, pending deregistration with the SEC)
Global Dividend Income Portfolio
Global Macro Absolute Return Advantage Portfolio
Global Macro Portfolio
Global Opportunities Portfolio
Government Obligations Portfolio
Greater China Growth Portfolio (termination date of 7/31/2012, pending deregistration with the SEC)
Greater India Portfolio
High Income Opportunities Portfolio
Inflation-Linked Securities Portfolio
International Equity Portfolio (pending deregistration with the SEC)
International Income Portfolio
Investment Grade Income Portfolio
Large-Cap Core Research Portfolio
Large-Cap Growth Portfolio
Large-Cap Value Portfolio
MSAM Completion Portfolio
MSAR Completion Portfolio
Multi-Cap Growth Portfolio (termination date of 7/24/2012, pending deregistration with SEC)
Parametric Market Neutral Portfolio
Senior Debt Portfolio
Short Duration High Income Portfolio
Short-Term U.S. Government Portfolio
SMID-Cap Portfolio
Tax-Managed Growth Portfolio
Tax-Managed International Equity Portfolio
Tax-Managed Multi-Cap Growth Portfolio
Tax-Managed Small-Cap Portfolio
Tax-Managed Small-Cap Value Portfolio
Tax-Managed Value Portfolio
Worldwide Health Sciences Portfolio

PRIVATE FUNDS
Eaton Vance Cash Collateral Fund, LLC
Eaton Vance Cash Reserves Fund LLC

OFFSHORE FUNDS
Eaton Vance International (Cayman Islands) Funds Ltd.
Eaton Vance International (Cayman Islands) Floating-Rate Income Fund
Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
Eaton Vance International (Cayman Islands) Strategic Income Fund